Business Combination	12 Months Ended
Aug. 31, 2022
Business Combinations [Abstract]
BUSINESS COMBINATION
4.	BUSINESS COMBINATION

Business combinations in fiscal year 2021:

On January 31, 2021, the Group acquired 60% equity interest of Jiangxi Leti Camp Education Technology Co., Ltd. (“Leti”) with a total consideration of approximately RMB 26,026. As of August 31, 2021, the total unpaid consideration was RMB 26,026 at present value, which will be paid in 3.25 years and recorded in amounts due to related parties and other non-current liability due to related parties (non-controlling interest shareholder of Leti) in the consolidated balance sheets. For the year ended August 31, 2022, the Group paid the first installment of cash consideration RMB 7,500 according to the share purchase agreement. The goodwill, intangible assets and non-controlling interests acquired from the acquisition were approximately RMB 20,874, RMB 9,000 and RMB18,012, respectively. Leti provides outdoor camp services to students in PRC.

Pro forma results of acquisitions (unaudited)

The following table summarizes the unaudited pro forma consolidated results of operations for the years ended August 31, 2020 and 2021, assuming that these acquisitions occurred as of the beginning of the comparable annual reporting period. These pro forma results have been prepared for comparative purpose only based on management’s best estimate and do not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred as of the beginning of period:

Pro forma for the years ended August 31, 2020 and 2021

	2020 Unaudited	2021 Unaudited
Pro forma revenue from continuing operations	1,514,453	1,406,147
Pro forma operating income from continuing operations	127,726	390,843
Pro forma net income/(loss) attributable to the Group	163,949	(53,253)